                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                    CURRENT REPORT UNDER SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 12, 2001


                                  NOVAVAX, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                   0-26770             22-2816046
          --------                   -------             ----------
(State or other jurisdiction       (Commission        (I.R.S. Employer
of incorporation or organization)   File No.)        Identification No.)

                     8320 GUILFORD ROAD, COLUMBIA, MD     21046
                     --------------------------------     -----
               (Address of principal executive offices) (Zip code)


                                 (301) 854-3900
                                 --------------
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

                                  NOVAVAX, INC.
                       ITEMS TO BE INCLUDED IN THIS REPORT


ITEM 7. EXHIBITS.

        (c)     Exhibits.
                99.1 Press Release of Novavax, Inc. dated March 12, 2001.

ITEM 9. REGULATION FD DISCLOSURE.

                In the year end financial results press release, Novavax projected revenues to exceed $20 million in 2001.

                A copy of the press release relating to the event in Item 9 above, was issued on March 12, 2001 and is attached as Exhibit 99.1 and incorporated herein by this reference.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NOVAVAX, INC.



Date: March 12, 2001                  By:  /s/ DENNIS W. GENGE
                                         -------------------------------------
                                         Dennis W. Genge, Vice President
                                         And Chief Financial Officer/Treasurer